  EXHIBIT 10.4

FORM OF LOCK-UP AGREEMENT

September ____, 2018

Each Purchaser referenced below:

Re:	Securities Purchase Agreement, dated as of September ___, 2018 (the “Purchase Agreement”), between ------------------Iconic Brands, Inc., a Nevada corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a)(vi) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the date that is the twelve (12) month anniversary of the Effective Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the “Securities”)[; provided, however, that, following the date that is the three (3) month anniversary of the Effective Date, the undersigned shall be entitled to establish a 10b5-1 plan at a price per share of $0.01 or higher][1]. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

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1 Include this proviso in agreement of Richard DeCicco and Ro.

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This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_____________________________________

Signature

_____________________________________

Print Name

_____________________________________

Position in Company

Address for Notice:

_____________________________________

_____________________________________

_____________________________________

Number of shares of Common Stock

_____________________________________________________________________________

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

ICONIC BRANDS, INC.

By:
Name:
Title:

Acknowledged and agreed to as of the date set forth above:

ISLAND STOCK TRANSFER

By:
Name:
Title:

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